Exhibit 10.1

Autobytel Inc.

WARRANT TO PURCHASE SERIES B JUNIOR PARTICIPATING CONVERTIBLE PREFERRED STOCK

VOID AFTER 5:00 P.M., PACIFIC
TIME, ON THE EXPIRATION DATE

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SECURITY IS THEN IN EFFECT, OR SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED DUE TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION.  SHOULD THERE BE ANY UNCERTAINTY OR DISAGREEMENT BETWEEN THE COMPANY AND THE HOLDER AS TO THE AVAILABILITY OF SUCH EXEMPTIONS, THEN THE HOLDER SHALL BE REQUIRED TO DELIVER TO THE COMPANY AN OPINION OF COUNSEL (SKILLED IN SECURITIES MATTERS, SELECTED BY THE HOLDER AND REASONABLY SATISFACTORY TO THE COMPANY) IN FORM AND SUBSTANCE SATISFACTORY TO COMPANY TO THE EFFECT THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS.

THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO AN AMENDED AND RESTATED STOCKHOLDER AGREEMENT DATED AS OF OCTOBER 1, 2015 (“STOCKHOLDER AGREEMENT”), AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SECURITIES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT AMENDED AND RESTATED STOCKHOLDER AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER, REPURCHASE RIGHTS, STANDSTILL PROVISIONS AND VOTING ARRANGEMENTS, INCLUDING AN IRREVOCABLE PROXY, SET FORTH THEREIN.

THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF AN AGREEMENT AND PLAN OF MERGER DATED AS OF OCTOBER 1, 2015 (“MERGER AGREEMENT”) AND ARE SUBJECT TO VARIOUS RIGHTS OF OFFSET BY THE COMPANY UNDER THE MERGER AGREEMENT.

Issuance Date: October 1, 2015

FOR VALUE RECEIVED, Autobytel Inc., a Delaware corporation (“Company”), hereby agrees to sell upon the terms and on the conditions hereinafter set forth, but no later than 5:00 p.m., Pacific Time, on the Expiration Date (as hereinafter defined) to each of the persons listed on Schedule A hereto or registered assigns (each, a “Holder”), under the terms and at the Warrant Prices as hereinafter set forth, Holder’s pro rata portion (as set forth on Schedule A hereto) of One Hundred and Forty-Eight Thousand, Two Hundred and Forty (148,240) fully paid and non-assessable shares of the Company’s Series B Junior Preferred Stock, par value $0.001 per share (“Warrant Stock”), at a purchase  price of One Hundred Eighty Four Dollars and Forty Seven Cents ($184.47) per share ("Warrant Price"), pursuant to this warrant (“Warrant”).  The number of shares of Warrant Stock to be so issued and the Warrant Price are subject to adjustment in certain events as hereinafter set forth.  The term “Series B Preferred Stock” shall mean, when used herein, unless the context otherwise requires, the Series B Junior Participating Convertible Preferred Stock, par value $0.001 per share, of the Company and other securities and property at the time receivable upon the exercise of this Warrant.

1.           Exercise of Warrant.

(a)           To the extent this Warrant becomes exercisable, the Holder may exercise this Warrant according to its terms prior to 5:00 p.m., Pacific Time, on the seventh (7th) anniversary of the Issuance Date by:

(i)           completing the exercise form attached hereto (the “Exercise Notice”);

(ii)           delivering the completed Exercise Notice and this Warrant to the Company at the address set forth in Section 9; and

(iii)           paying to the Company an amount equal to (A) the number of shares of Warrant Stock in respect of which this Warrant is being exercised pursuant to this Section 1 multiplied by (B) the Warrant Price  (“Aggregate Exercise Price”) in accordance with Section 1(b).

(b)           Payment of the Aggregate Exercise Price shall be made by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price.

(c)           This Warrant shall become exercisable on the first date on or following the third anniversary of the Issuance Date, subject to the satisfaction of the following additional vesting conditions (“Secondary Vesting Conditions”):  (i) with respect to the first one-third (1/3) of the Warrant Stock, if at any time after the Issuance Date and prior to the Expiration Date the weighted average closing price of the Company’s Common Stock on The Nasdaq Capital Market (or if not then traded on such market or exchange, the principal market or exchange on which the Company’s Common Stock is then traded) for the preceding thirty (30) trading days (adjusted for any stock splits, stock dividends, reverse stock splits or combinations of Company’s Common Stock occurring after the Issuance Date) (“the Weighted Average Closing Price”) is at or above Thirty Dollars ($30.00); (ii) with respect to the second one-third (1/3) of the Warrant Stock, if at any time after the Issuance Date and prior to the Expiration Date the Weighted Average Closing Price is at or above Thirty-Seven Dollars and Fifty Cents ($37.50); and (iii) with respect to the last one-third (1/3) of the Warrant Stock, if at any time after the Issuance Date and prior to the Expiration Date the Weighted Average Closing Price is at or above Forty-Five Dollars ($45.00). Once a Secondary Vesting Condition has been satisfied, that Secondary Vesting Condition shall remain satisfied for the purposes of this Section 1(c) even if the Weighted Average Closing Price falls below the applicable required Weighted Average Closing Price for that Secondary Vesting Condition after the applicable Secondary Vesting Condition has first been satisfied.  Notwithstanding the foregoing provisions of this Section 1(c), this Warrant shall become exercisable in full immediately upon the Company’s Board of Directors approving a liquidation, dissolution, winding up or Change in Control (as defined below) of the Company.  The Company shall give Holder written notice of any such approval (subject to the next sentence) by the Company’s Board of Directors as promptly as practical thereafter and in any event at least ten (10) Business Days prior to such liquidation, dissolution, winding up or Change in Control.  Notwithstanding the provisions of this Section 1(d), the Company may delay such notice (and the ten (10) Business Day time period set forth in the immediately preceding sentence shall be reduced accordingly) (i) to the extent required by applicable law or the rules of any applicable securities exchange; (ii) if such notice would constitute the disclosure of material, non-public information; or (iii) if such notice would have a material adverse effect on the Company or the event requiring such notice.  “Change in Control” means the first to occur of any of the following (in one transaction or a series of related transactions): (i) consummation of a sale of, directly or indirectly, all or substantially all of the Company’s assets, (ii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of (A) the outstanding equity securities of the Company or (B) the combined voting power of the Company’s then outstanding securities, or (iii) the Company is party to a consummated merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or another entity) at least fifty (50%) percent of the combined voting power of the voting securities of the Company or such surviving or other entity outstanding immediately after such merger or consolidation.

(d)           Subject to the vesting restrictions set forth herein, this Warrant may be exercised in whole or in part so long as any exercise in part hereof (i) is for not less than fifty thousand (50,000) shares of Warrant Stock (which limitation will be appropriately and equitably adjusted consistent with any adjustments under Section 4 hereof); and (ii) would not involve the issuance of fractional shares of Warrant Stock.

(e)           No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  The Company shall pay cash in lieu of fractional shares based upon the fair market value of such fractional shares of Series B Preferred Stock (which shall be calculated based on (i) the closing price of the Company’s common stock (“Common Stock”) on the exchange or market on which the Common Stock is then traded and (ii) the then-current number of shares of the Common Stock into which a share of Series B Preferred Stock would be convertible (notwithstanding any limitations on conversion) pursuant to the Certificate of Designations of Series B Preferred Stock) at the date of exercise of this Warrant.

(f)           In the event of any exercise of the rights represented by this Warrant, the Warrant Stock so purchased shall be registered in the name of the Holder within a reasonable time after such rights shall have been so exercised.  The person or entity in whose name the Warrant Stock is registered upon exercise of the rights represented by this Warrant shall for all purposes be deemed to have become the holder of record of such Warrant Stock immediately prior to the close of business on the date on which the completed Exercise Notice and the Warrant were delivered to the Company and payment of the Aggregate Exercise Price and any applicable taxes was made, irrespective of the date of registration of the Warrant Stock, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Warrant Stock at the opening of business on the next succeeding date on which the stock transfer books are open.

2.           Restrictions on Disposition of Warrant and Warrant Stock.

(a)           The Holder hereby acknowledges that (i) this Warrant and any Warrant Stock that may be acquired upon exercise of this Warrant pursuant hereto are, as of the date hereof, not registered: (A) under the Securities Act on the ground that the issuance of this Warrant is exempt from registration under Section 4(2) of the Securities Act as not involving any public offering or (B) under any applicable state securities law because the issuance of this Warrant does not involve any public offering and (ii) that the Company’s reliance on the Section 4(2) exemption of the Securities Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder.  The Holder represents and warrants that the Holder is acquiring this Warrant and will acquire the Warrant Stock for investment for the Holder’s own account, with no present intention of reselling or otherwise distributing the same.

(b)           If, at the time of issuance of Warrant Stock upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Securities Act and other applicable securities laws, Holder hereby agrees that Holder will not sell, transfer, offer, pledge or hypothecate all or any part of the Warrant Stock unless and until Holder shall first have given notice to the Company describing such sale, transfer, offer, pledge or hypothecation and there shall be available exemptions from such registration requirements that exist.  Should there be any uncertainty or disagreement between the Company and the Holder as to the availability of such exemptions, then the Holder shall be required to deliver to the Company an opinion of counsel (skilled in securities matters, selected by the Holder and reasonably satisfactory to the Company) in form and substance satisfactory to the Company to the effect that such offer, sale, transfer, pledge or hypothecation is in compliance with an available exemption under the Securities Act and other applicable securities laws.  The Company may at its election require that the Holder provide the Company with written reconfirmation of the Holder’s investment intent as set forth in Section 2(a) with respect to the Warrant Stock.  The Warrant Stock issued upon exercise of this Warrant shall bear a legend reading substantially as follows:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SECURITY IS THEN IN EFFECT, OR SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED DUE TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION.  SHOULD THERE BE ANY UNCERTAINTY OR DISAGREEMENT BETWEEN THE COMPANY AND THE HOLDER AS TO THE AVAILABILITY OF SUCH EXEMPTIONS, THEN THE HOLDER SHALL BE REQUIRED TO DELIVER TO THE COMPANY AN OPINION OF COUNSEL (SKILLED IN SECURITIES MATTERS, SELECTED BY THE HOLDER AND REASONABLY SATISFACTORY TO THE COMPANY) IN FORM AND SUBSTANCE SATISFACTORY TO COMPANY TO THE EFFECT THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS.”

(c)           In addition to the foregoing restrictions, any Warrant Stock issued upon exercise of this Warrant will be subject to additional restrictions on transfer, repurchase rights, and standstill provisions, set forth in the Stockholder Agreement.  The Warrant Stock issued upon exercise of this Warrant shall bear a legend reading substantially as follows:

“THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO AN AMENDED AND RESTATED STOCKHOLDER AGREEMENT DATED AS OF OCTOBER 1 2015, AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SECURITIES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT AMENDED AND RESTATED STOCKHOLDER AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER, REPURCHASE RIGHTS, STANDSTILL PROVISIONS AND VOTING ARRANGEMENTS, INCLUDING AN IRREVOCABLE PROXY, SET FORTH THEREIN.”

THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF AN AGREEMENT AND PLAN OF MERGER DATED AS OF OCTBER 1, 2015 (“MERGER AGREEMENT”) AND ARE SUBJECT TO VARIOUS RIGHTS OF OFFSET BY THE COMPANY UNDER THE MERGER AGREEMENT.

(d)           This Warrant may not be assigned, pledged, sold or otherwise transferred except in accordance with the terms and conditions of the Stockholder Agreement applicable to Restricted Securities (as such term is defined therein).  Any purported assignment prohibited by this Warrant shall be void.

(e)           So long as the Warrant Stock remains subject to the foregoing restrictions, the Company may maintain appropriate “stop transfer” orders with respect to such securities represented thereby on its books and records and with its transfer agent.

3.           Reservation of Shares.  The Company hereby agrees, represents and warrants that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Series B Preferred Stock (or other securities subject to this Warrant from time to time) as shall be required for issuance upon exercise of this Warrant.  The Company further agrees that all shares of Warrant Stock represented by this Warrant will be duly authorized and will, upon issuance and against payment of the Aggregate Exercise Price, be validly issued, fully paid and non-assessable.

4.           Capital Adjustments.  This Warrant is subject to the following further provisions:

(a)           Recapitalization, Reclassification and Succession.  If any recapitalization of the Company, reclassification of the Series B Preferred Stock, reorganization, split-off, spin-off, extraordinary dividend or distribution by the Company, merger or consolidation of the Company into or with a corporation or other business entity, sale or transfer of all or substantially all of the Company’s assets or of any successor corporation’s assets to any other corporation or business entity (any such corporation or other business entity being included within the meaning of the term “successor corporation”), or any event similar to any of the foregoing, including a Change in Control, shall be effected, directly or indirectly, in one or a series of related transactions (any of the forging being an “Adjustment Event”), at any time while this Warrant remains outstanding and unexpired, then, as a condition of such Adjustment Event, and, in any event, the Company agrees that lawful, equitable and adequate provision shall be made whereby the Holder of this Warrant thereafter shall have the right to receive upon the exercise hereof, and in lieu of the shares of Series B Preferred Stock immediately theretofore issuable upon the exercise of this Warrant, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange, in connection with the Adjustment Event, for a number of outstanding shares of Series B Preferred Stock equal to the number of shares of Series B Preferred Stock immediately theretofore issuable upon the exercise of this Warrant, and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

(b)           Subdivision or Combination of Shares.  If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Series B Preferred Stock, the number of shares of Warrant Stock purchasable upon exercise of this Warrant and the Warrant Price shall be proportionately and equitably adjusted so as to prevent the enlargement or dilution of economic rights under this Warrant.

(c)           Stock Dividends and Distributions.  If the Company at any time while this Warrant is outstanding and unexpired shall issue or pay the holders of its Series B Preferred Stock, or take a record of the holders of its Series B Preferred Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, Series B Preferred Stock (and/or other equity of the Company), then (i) the Warrant Price shall be adjusted in accordance with Section 4(d); and (ii) the number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Series B Preferred Stock (and/or other equity of the Company) that Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto.

(d)           Warrant Price Adjustment.  Whenever the number of shares of Warrant Stock purchasable upon exercise of this Warrant is adjusted, as herein provided, the Warrant Price payable upon the exercise of this Warrant shall be proportionately and equitably adjusted.

(e)           Certain Shares Excluded.  The number of shares of Series B Preferred Stock outstanding at any given time for purposes of the adjustments set forth in this Section 4 shall exclude any shares then held in the treasury of the Company.

5.           Notice To Holders.

(a)           Notice of Record Date.  Without limiting Section 1(d), in case:

(i)           the Company shall take a record of the holders of its Series B Preferred Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities;

(ii)           any Adjustment Event; or

(iii)           approval by the Company’s Board of Directors of any dissolution, liquidation or winding-up of the Company;

then, and in each such case, subject to the last sentence of Section 5(b), the Company will mail or cause to be mailed to the Holder hereof a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such Adjustment Event is to take place, and the time, if any and if applicable, is to be fixed, as of which the holders of record of Series B Preferred Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Series B Preferred Stock (or such other stock or securities) for securities or other property deliverable upon such Adjustment Event.  Such notice shall be mailed at least 15 days prior to the record date therein specified; provided, however, failure to provide any such notice shall not affect the validity of such transaction; provided, further, that the Company or its successor shall in no way be relieved of any liability for damages caused to the Holder caused by such failure to give the required notice.  In the event that this Warrant is to become exercisable on an accelerated basis in connection with any event described in this Section 5(a), the Company shall afford the Holder fair opportunity to exercise the Warrant effective immediately prior to such event.

(b)           Notice of Adjustment.  Whenever any adjustment shall be made pursuant to Section 4 hereof, the Company shall promptly notify the Holder of this Warrant of the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant after giving effect to such adjustment.  Notwithstanding the provisions of Section 5(a) and Section 5(b), the Company may delay such notice (and the 15-day time period set forth in Section 5(a) shall be reduced accordingly) to the extent required by applicable law or the rules of any applicable securities exchange or if such notice would have an adverse effect on the event requiring such adjustment.

6.           Loss, Theft, Destruction or Mutilation.  Upon receipt by the Company of evidence satisfactory to it of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver a new Warrant of like tenor dated the date hereof.

7.           Warrant Holder not a Stockholder.  Without limiting rights of the Holder in respect of any shares of stock of the Company or other securities owned by the Holder, the Holder of this Warrant shall not be entitled by reason of holding this Warrant to any rights whatsoever as a stockholder of the Company.

8.           Setoff. This Warrant, and the Series B Preferred Stock issuable upon exercise of this Warrant, are subject to reduction and setoff as provided in, and in accordance with, the Merger Agreement to secure claims thereunder.

9.           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or e mail, upon written confirmation of receipt by facsimile, e mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

To the Company:
Autobytel Inc. 1887 MacArthur Blvd., Suite 200 Irvine, California 92612-1400 Attention: Chief Legal Officer Fax: (949) 862-1323 Email: glennf@autobytel.com
With a copy (which shall not constitute notice) to:
Gibson, Dunn & Crutcher LLP 2029 Century Park East, Suite 4000 Los Angeles, California 90067 Attention: Jonathan K. Layne Facsimile: (310) 552-7053 E-mail: jlayne@gibsondunn.com
To any Holder:
The then-current address for the Stockholder Representative pursuant to the Merger Agreement

10.           Choice of Law.  This Warrant and all disputes or controversies arising out of or relating to this Warrant or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any such dispute or controversy), without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

11.           Dispute Resolution; Forum.  The Company and Holder hereby agree that any dispute which may arise between them arising out of or in connection with this Warrant shall be resolved in accordance with the dispute resolution provisions set forth in Sections 6.10, 6.12, and 6.15 of the Merger Agreement.

12.           Severability.  Whenever possible, each provision or portion of any provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned has duly executed this Warrant as of the Issuance Date.

Autobytel Inc., a Delaware corporation

By:   /s/ Glenn E. Fuller
             Glenn E. Fuller
           Executive Vice President, Chief Legal and
      Administrative Officer and Secretary

Accepted and Agreed:

PF Auto, Inc., a British Virgin Islands business company

By:   /s/ Matias de Tezanos
Name: Matias de Tezanos
Title:  Co-Managing Director and President

Ceiba International Corp., a Panama business company

By:   /s/ Peter Klose
Name: Peter Klose
Title:  Managing Director

Picua Limited, a British Virgin Islands business company

By:   /s/ Manual Ayau
Name: Manual Ayau
Title: Director

Jeffrey H. Boyd., an individual

By:    /s/ Jeffrey H. Boyd

Robert J. Mylod, Jr., an individual

By:   /s/ Robert J. Mylod, Jr.

William Ferriolo, an individual

By:   /s/ William Ferriolo

Galeb3 Inc, a Florida corporation

By:    /s/ Jose Vargas
Name: Jose Vargas
Title:  President

Manatee Ventures Inc., a British Virgin Islands business company

By:   /s/ Matias de Tezanos
Name: Matias de Tezanos
Title:  President and Director

Julio Gonzalez Arrivillaga, an individual

By:   /s/ Julio Gonzalez

[Signature Page to Warrant]

FORM OF EXERCISE NOTICE

[May only be executed by the registered holder hereof]

The undersigned Holder hereby exercises the right to purchase _________ shares of Series B Junior Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), of Autobytel Inc. evidenced by the within Warrant Certificate for an Aggregate Exercise Price of $_________, and tenders herewith payment for such shares in full by means of a cash payment.

Aggregate Exercise Price Calculation Table

Warrant Shares exercised
Warrant Price (as adjusted)	x
Aggregate Exercise Price

_______________________________
(Holder Name)

_________________                                                                        ________________________________
(Date)                                                                                     (Holder Signature)

SCHEDULE A

LIST OF HOLDERS

Holder Name	Pro Rata Portion
PF Auto, Inc.	117,336
Ceiba International Corp.	8,535
Picua Limited	8,535
Jeffrey H. Boyd	4,386
Robert J. Mylod, Jr.	4,386
William Ferriolo	3,352
Galeb3 Inc	682
Manatee Ventures Inc.	682
Julio Gonzalez Arrivillaga	346